UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

INFORMATION STATEMENT PURSUANT TO

SECTION 14(c) OF THE SECURITIES EXCHANGE ACT OF 1934

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Virtus Variable Insurance Trust
Registration Nos. 811-04642 and 033-05033

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100 Pearl Street Hartford, CT 06103	800.367.5877	VIRTUS.COM

September 1, 2017

Dear Contract Owner:

You are an owner of a variable annuity contract or variable life insurance policy (each one a “Contract”) issued by a separate account (each one a “Separate Account” and together “Separate Accounts”) of one of a number of participating insurance companies (each an “Insurance Company” and, collectively, the “Insurance Companies”). Shares of one or more funds of Virtus Variable Insurance Trust (the “Trust”) have been purchased at your direction by an Insurance Company through one or more of the Separate Accounts to support contract values or fund benefits payable under your Contract.

The enclosed information statement provides information about a new investment subadvisory agreement between Virtus Investment Advisers, Inc. (“VIA”) and Rampart Investment Management Company, LLC (“Rampart”) with respect to Virtus Equity Trend Series, a series of the Trust (the “Series”).

On June 1-2, 2017, the Board of Trustees of the Trust (the “Board” or the “Trustees”) approved the appointment of Rampart as subadviser to perform the day-to-day portfolio management of the Series, which had previously been managed directly by VIA, the Series’ investment adviser. VIA will continue to serve as the investment adviser for the Series, and no changes to the Series’ principal investment strategies are being made.

VIA and the Trust are providing you with the enclosed information statement to inform you about the appointment of the new subadviser to the Series. If you should have any questions regarding this change, please feel free to call the Trust at (800) 367-5877. Thank you for your continued investment in the Series.

Sincerely,

George R. Aylward
President, Virtus Variable Insurance Trust

This letter has been prepared solely for the information of existing shareholders.
This letter is not authorized for distribution to prospective investors.

IMPORTANT NOTICE REGARDING

THE AVAILABILITY OF INFORMATION STATEMENT

Relating to

Virtus Equity Trend Series

c/o Virtus Variable Insurance Trust

100 Pearl Street

Hartford, CT 06103

800-367-5877

As an owner of a variable annuity contract or variable life insurance policy that invests in Virtus Equity Trend Series (the “Series”):

You are receiving this Notice regarding the Internet availability of an information statement relating to the appointment of a new subadviser to the Series (the “Information Statement”). This Notice presents only an overview of a more complete Information Statement that is available to you on the Internet, or upon request, by mail. The Information Statement details important information regarding the appointment of a new subadviser to the Series. We encourage you to access and review all of the important information contained in this Information Statement. The Information Statement is for informational purposes only, and you do not need to take any action.

Subject to the direction of the Board of Trustees of Virtus Variable Insurance Trust (the “Trust”), Virtus Investment Advisers, Inc. (“VIA”) is responsible for managing the Series’ investment program and for the general operations of the Series, including oversight of any subadvisers, and recommending their hiring, termination and replacement. At a meeting held on June 1-2, 2017, the Board of Trustees of the Trust (the “Board” or the “Trustees”) approved the appointment of Rampart Investment Management Company, LLC (“Rampart”) as subadviser to perform the day-to-day portfolio management of the Series, which had previously been managed directly by VIA as the Series’ investment adviser, pursuant to a new investment subadvisory agreement between VIA and Rampart with respect to the Series (the “New Subadvisory Agreement”). VIA will continue to serve as the investment adviser for the Series. No changes to the Series’ principal investment strategies are being made, as the portfolio managers at VIA responsible for the Series will continue to manage the Series on behalf of Rampart.

The appointment of Rampart as subadviser to the Series under the New Subadvisory Agreement was effected on August 25, 2017, in accordance with an exemptive order (the “Order”) that the U.S. Securities and Exchange Commission granted to the Trust permitting VIA to hire, terminate, and replace subadvisers without seeking the approval of Series shareholders (subject to certain conditions). Consequently, the Trust is not soliciting proxies to approve this change and you are requested not to send us a proxy. The Order does, however, require that an information statement be provided to you containing much of the same information that would have been included in a proxy statement soliciting approval of a new subadvisory agreement. In lieu of physical or electronic mail delivery of the Information Statement (other than on request as described below), the Series will make the Information Statement available to you online.

The Information Statement will be available to review on the Internet at https://www.virtus.com/products/equity-trend-series#shareclass until at least December 1, 2017.

If you want a paper or email copy, you must request one. There is no charge to you for requesting a copy. To request a paper or email copy of the Information Statement please contact the Trust by calling (800) 367-5877, or writing to virtus.investment.partners@virtus.com or Virtus Variable Insurance Trust, 100 Pearl Street, Hartford, Connecticut 06103. If you want to receive a paper or email copy of the Information Statement, you must request one no later than December 1, 2017.

A copy of the Series’ most recent annual and/or semiannual report is also available free of charge via the Internet from the Our Products section of virtus.com, by calling the Trust toll-free at 800-367-5877, or by writing to the Trust at 100 Pearl Street, Hartford, Connecticut 06103.

INFORMATION STATEMENT

VIRTUS VARIABLE INSURANCE TRUST

100 Pearl Street

Hartford, CT 06103

September 1, 2017

Notice Regarding New Subadviser

This Information Statement is being furnished on behalf of the Board of Trustees (the “Board” or “Trustees”) of Virtus Variable Insurance Trust (the “Trust”) by the participating insurance companies (each an “Insurance Company” and, collectively, the “Insurance Companies”) to owners of certain variable annuity contracts and variable life insurance policies issued by the Insurance Companies and having contract values on the record date allocated to separate accounts of the Insurance Companies invested in shares of Virtus Equity Trend Series (the “Series”), an investment portfolio of the Trust.

The Trust is an open-end management investment company registered with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust has 9 separate investment portfolios, including the Series. Virtus Investment Advisers, Inc. (the “Adviser” or “VIA”), acts as the investment adviser to the Series and is located at 100 Pearl Street, Hartford, Connecticut 06103.

The primary purpose of this Information Statement is to provide you with important information about a new investment subadvisory agreement between VIA and Rampart Investment Management Company, LLC (“Rampart” or the “Subadviser”) with respect to the Series.

On June 1-2, 2017, the Board approved the appointment of Rampart as subadviser to perform the day-to-day portfolio management of the Series, which had previously been managed directly by VIA as the Series’ investment adviser. VIA will continue to serve as the investment adviser for the Series and be responsible for managing the Series’ investment program in conformity with the Series’ policies and oversee the subadviser.

This Information Statement will be provided on or about September 6, 2017 to the Series’ shareholders of record as of the close of business on August 25, 2017 (the “Record Date”). The information in this document should be considered to be an Information Statement for purposes of Schedule 14C under the Securities Exchange Act of 1934, as amended.

WE ARE NOT SOLICITING YOUR VOTE. NO PROXY VOTING CARD HAS BEEN ENCLOSED. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

A copy of the Series’ most recent annual and/or semi-annual report is available free of charge via the Internet at https://www.virtus.com/tools-resources/variable-insurance-trust-fund-documents, by calling 800-367-5877, or by writing to the Trust at 100 Pearl Street, Hartford, Connecticut 06103. A copy of this Information Statement is also available via the Internet at https://www.virtus.com/products/equity-trend-series#shareclass until at least December 1, 2017.

Section 15(a) of the 1940 Act requires that all agreements under which persons serve as investment advisers or investment subadvisers to investment companies be approved by shareholders. The Trust and VIA have obtained an order under Section 6(c) of the 1940 Act granting exemptions from Section 15(a) of the 1940 Act and Rule 18f-2 under the 1940 Act (the “Order”) that permits VIA, subject to certain conditions and without the approval of shareholders: (a) to select both unaffiliated subadvisers and wholly-owned affiliated subadvisers to manage all or a portion of the assets of a Series, and to enter into subadvisory agreements with these subadvisers, and (b) to materially amend subadvisory agreements with these subadvisers. VIA has the responsibility to oversee subadvisers and recommend their hiring, termination, and replacement to the Board. The Board must approve any new subadvisory agreements implemented in reliance on the Order. The Order requires that shareholders of each Series be provided with an information statement such as this one within 90 days of retaining a new subadviser.

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APPOINTMENT OF NEW SUBADVISER

VIA serves as investment adviser to the Series pursuant to an investment advisory agreement between VIA and Virtus Variable Insurance Trust, as last amended on September 7, 2016 (the “Advisory Agreement”). The Board, including a majority of Board members who are deemed not to be “interested persons” as defined in the 1940 Act (the “Independent Trustees”), last renewed the Advisory Agreement at a meeting held on November 16, 2016. Subject to the direction of the Board, VIA is responsible for managing the Series’ investment programs and for the general operations of the Series, including oversight of all subadvisers, and recommending their hiring, termination and replacement.

As a result of its reorganization as a manager of investment managers that no longer directly manages the investment programs of the funds for which it serves as investment adviser, VIA determined to recommend the appointment of Rampart as subadviser to the Series, to perform the day-to-day portfolio management of the Series, which had previously been managed directly by VIA as the investment adviser. No changes to the Series’ principal investment strategies or the risks related to principal investment strategies will occur as a result of appointing Rampart as a subadviser. There will be no changes to the Series’ portfolio management team except that each of the portfolio managers will provide their services as representatives of Rampart rather than VIA.

At a meeting of the Board held on June 1-2, 2017, VIA proposed that the Board approve (i) the appointment of Rampart as the Subadviser to the Series, and (ii) a new subadvisory agreement with Rampart.

The Board approved the proposals, and a new subadvisory agreement between VIA and Rampart with respect to the Series (the “New Subadvisory Agreement”) was approved by a majority of the Trustees, including a majority of the Independent Trustees.

THE NEW SUBADVISORY AGREEMENT

The description of the New Subadvisory Agreement that follows is qualified in its entirety by reference to the form of the subadvisory agreement included as Exhibit A attached hereto.

Term

The New Subadvisory Agreement provides that it will remain in effect until December 31, 2018 and thereafter for successive periods of one year only so long as the Board, including a majority of the Independent Trustees, specifically approves its continuance at least annually. The New Subadvisory Agreement is subject to termination at any time without payment of any penalty (i) by the Board, or by a vote of a majority of the outstanding voting securities of the Series, upon 30 days’ prior written notice to VIA and the Subadviser, (ii) by the Subadviser upon 30 days’ prior written notice to VIA and the Trust, or (iii) by VIA upon 30 days’ written notice to the Subadviser.

Services

The Subadviser will provide management services to the Series. The Subadviser is subject to the investment objectives, policies and restrictions of the Trust as they apply to the Series to which the Subadviser is assigned and as set forth in the Series’ then current prospectus and statement of additional information filed with the SEC as part of the Trust’s registration statement, as may be periodically amended and provided to the Subadviser by VIA, and to the investment restrictions set forth in the 1940 Act and the rules thereunder, to the supervision and control of the Board, and to instructions from VIA. The Subadviser shall not, without the prior written approval of the Series to which it is assigned, effect any transactions that would require the Series at the time of the transaction to be out of compliance with any of such restrictions or policies. As expressly stated in the New Subadvisory Agreement, the Subadviser is responsible for those aspects of the Series’ investment programs in accordance with the terms and conditions of the New Subadvisory Agreement.

Limitation of Liability

The New Subadvisory Agreement provides that the Subadviser shall not be liable for any action taken, omitted or suffered to be taken by it in its best professional judgment, in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by the New Subadvisory Agreement, or in accordance with specific directions or instructions from the Series, provided, however, that such acts or omissions shall not have constituted a material breach of the investment objectives, policies and restrictions applicable to the Series as defined in the Series’ prospectus and Statement of Additional Information, or a material breach of any laws, rules, regulations or orders applicable to the Series, and that such acts or omissions shall not have resulted from the Subadviser’s willful misfeasance, bad faith or gross negligence, or reckless disregard of its obligations and duties under the New Subadvisory Agreement.

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Subadvisory Fee

VIA, and not the Series, pays subadvisory fees under the New Subadvisory Agreement. VIA will pay the Subadviser a fee at the rate of 50% of the advisory fee paid to the Adviser by the Series, after accounting for any applicable fee waiver and/or expense limitation agreement. The Advisory Agreement between the Trust and VIA relating to the Series remains in effect and the fees payable to VIA by the Series under the Advisory Agreement do not change, so there is no increase in the management fees paid by the Series as a result of the subadvisory fees paid under the New Subadvisory Agreement.

Effective Date

The New Subadvisory Agreement was approved by the Board, including, by a separate vote, the Independent Trustees, at an in-person meeting of the Board held on June 1-2, 2017. The New Subadvisory Agreement was signed on August 25, 2017, and the Subadviser began managing the assets of the Series on August 25, 2017.

BOARD CONSIDERATIONS

As previously mentioned, the Board, including a majority of the Independent Trustees of the Board, approved the New Subadvisory Agreement at a meeting held on June 1-2, 2017. The Independent Trustees were separately advised by independent legal counsel throughout the process.

In considering the approval of the New Subadvisory Agreement, the Board requested and evaluated information provided by VIA and the Subadviser which, in the Trustees’ view, constituted the information necessary for them to form a judgment as to whether the subadviser change would be in the best interests of the Series and its shareholders. The Board noted that no changes to the investment strategies of the Series would result from the appointment of Rampart as subadviser of the Series because the portfolio managers did not change.

The Board considered all the criteria separately with respect to the Series and its shareholders. In their deliberations, the Trustees considered various factors, including those discussed below, none of which were controlling, and each Trustee may have attributed different weights to the various factors. The Board also discussed the proposed approval of the New Subadvisory Agreement in private sessions with their independent legal counsel at which no representatives of management were present.

Basis for the Board’s Approval

In making its determination with respect to the New Subadvisory Agreement, the Board considered various factors, including:

•	Nature, extent, and quality of the services to be provided by the Subadviser. The Trustees received in advance of the meeting information in the form of an extensive questionnaire completed by the Subadviser concerning a number of topics, including its investment philosophy, resources, operations and compliance structure. The Trustees noted that the Subadviser would provide portfolio management, compliance with the Series’ investment policies and procedures, compliance with applicable securities laws, and assurances thereof. The Trustees reviewed biographical information for the portfolio managers who would provide services under the New Subadvisory Agreement, noting that they were already providing such services as representatives of the Adviser. In considering the approval of the New Subadvisory Agreement, the Trustees considered the Subadviser’s investment management process, including (a) the experience, capability and integrity of the Subadviser’s management and other personnel committed by the Subadviser to the Series; (b) the quality and commitment of the Subadviser’s regulatory and legal compliance policies, procedures and systems; and (c) the Subadviser’s brokerage and trading practices. The Board concluded that the nature, extent and quality of the services to be provided by the Subadviser to the Series were reasonable.

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•	Investment Performance. The Board took into account that the proposed portfolio managers, in addition to already managing the Series on behalf of the Adviser, managed other Virtus Funds on behalf of the Subadviser, and the Board considered the performance of each such fund relative to its benchmark and comparable accounts. The Board concluded that the performance of each such fund was satisfactory.

•	Subadvisory Fee. The Board took into account that the Series’ subadvisory fees are paid by the Adviser and not by the Series, so that the Series’ shareholders would not be directly impacted by those fees. The Board also noted that the proposed subadvisory fee schedule under the New Subadvisory Agreement was the same as the subadvisory fee schedule for subadvisers of the Trust’s other series. The Board concluded that the proposed subadvisory fees were fair and reasonable in light of services to be provided by the Subadviser and all factors considered.

•	Profitability and Economies of Scale. In considering the expected profitability to the Subadviser in connection with its relationship to the Series, the Board noted that the fees under the New Subadvisory Agreement would be paid by the Adviser out of the advisory fees that it receives under the Advisory Agreement and not by the Series. In considering the reasonableness of the fees payable by the Adviser to the Subadviser, the Board noted that, because the Subadviser is an affiliate of the Adviser, such profitability might be directly or indirectly shared by the Adviser, and therefore the Board considered the profitability together. As a result, the expected profitability to the Subadviser of its relationship with the Series was not a material factor in the Board’s deliberations at this time. For similar reasons, the Board did not consider the potential economies of scale in the Subadviser’s management of the Series to be a material factor in its consideration at this time.

•	Other Benefits. The Board considered other benefits that may be realized by the Subadviser and its affiliates from their relationships with the Series. Among them, the Board recognized that VP Distributors, LLC, an affiliate of the Adviser, serves as the principal underwriter for the Trust, and, as such, receives payments pursuant to Rule 12b-1 from the Series to compensate it for providing selling activities, which could lead to growth in the Series’ assets and corresponding benefits from such growth, including economies of scale. The Board also noted that an affiliate of the Adviser provides administrative services to the Trust. The Board noted management’s discussion of the fact that, while the Subadviser is an affiliate of the Adviser, there are no other direct benefits to the Subadviser in providing subadvisory services to the Series, other than the fee to be earned under the New Subadvisory Agreement. There may be certain intangible benefits gained to the extent that serving the Series could provide the opportunity to provide subadvisory services to additional series of the Trust or certain reputational benefits.

Based on all of the foregoing considerations, the Board, including the Independent Trustees, determined that approval of the New Subadvisory Agreement was in the best interests of the Series and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the New Subadvisory Agreement with respect to the Series.

INFORMATION ABOUT THE SUBADVISER

Rampart, an indirect, wholly-owned subsidiary of Virtus and an affiliate of VIA, is located at 100 Pearl Street, 9th Floor, Hartford, CT 06103. Rampart has been an investment adviser since 1983 and provides investment management services to mutual funds, institutional and high net worth investors. As of June 30, 2017, Rampart had approximately $817.5 million in assets under management. For its services as a subadviser, VIA will pay Rampart at the rate of 50% of the Net Advisory Fee paid by the Series.

The following individuals are responsible for the day-to-day management of the Series, and will continue to manage the Series as representatives of Rampart:

•	Michael Davis. Mr. Davis is a Portfolio Manager at Rampart (since September 2016) and a Managing Director at VIA (since 2016), and has over 15 years of experience in the financial services industry, including investment management and capital markets. Prior to joining Virtus in 2014, he was a founding partner of Varick Asset Management, an independent alternative manager focused on the development of innovative portfolio solutions and investment strategies. Before forming Varick, Mr. Davis worked in the institutional asset management division of Barclays Capital, focused on quantitative and derivative-based investment strategies. Prior to Barclays, he worked in the derivative structuring group at Lehman Brothers. Mr. Davis started his career at Merrill Lynch in the asset-backed finance business.

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•	Brendan R. Finnerman. Mr. Finneran serves as Portfolio Manager and Trader at Rampart (since July 2008) and Managing Director and Equity Trader at VIA (since September 2016), and has 12 years of investment experience. Prior to Rampart, he was trader and operations manager at Andover Capital Advisors (2003 to 2008), where he was responsible for operational account management (processing and settlement) for all equity, option, bond, bank debt, CDS and swap trades. Prior to Andover Capital Advisors, Brendan held various positions at Cone Jacquards and Robert Fleming as Account Manager.

•	Robert F. Hofeman, Jr. Mr. Hofeman serves as Portfolio Manager and Trader at Rampart (since May 2012) and Managing Director and Equity Trader at VIA (since September 2016), and has more than 12 years of investment experience. Prior to Rampart, he was an equity trading consultant for Linedata (2010 to 2012) where he translated buy-side business processes to the technology staff. Previously, Mr. Hofeman was a vice president of Evergreen Investments (2007 to 2009), where he traded stocks, options and futures, and was the primary trader at Ironwood Investment Management, LLC (2002 to 2007), focusing on small cap stocks and assisting with the research processes.

•	Warun Kumar. Mr. Kumar is Chief Investment Officer and Portfolio Manager at Rampart (since October 2015). He also serves as Senior Managing Director and Portfolio Manager at VIA (since April 2015), and Portfolio Manager at Virtus Alternative Investment Advisers, Inc., an affiliate of VIA (since May 2014). Before joining Virtus, Mr. Kumar was founder and managing partner of Varick Asset Management, an independent alternative manager focused on the development of innovative portfolio solutions and investment strategies for high net worth investors and institutional clients (2010 to 2014). Prior to forming Varick, Mr. Kumar was the U.S. head of Barclays Capital Fund Solutions, where he led the investment committee and managed business expansion throughout the Americas (2007 to 2010). Mr. Kumar’s investment management career began at Volaris Advisors, where he was a partner and headed the derivative advisory business. In addition to these roles, Mr. Kumar has held senior positions in the capital markets divisions of Lehman Brothers and Robertson Stephens, and was a founding partner of Sigma Advisors, an alternative investment advisory firm. Mr. Kumar began his financial services career in 1993 as a member of JP Morgan’s equity derivatives business.

The following is a list of the executive officers of Rampart and their principal occupations. Messrs. Aylward, Carr and Waltman also serve as officers of the Trust, while Mr. Aylward is also a Trustee of the Trust.

Name	Positions Held with Subadviser	Principal Occupation
Michael A. Angerthal	Executive Vice President and Chief Financial Officer	Executive Vice President and Chief Financial Officer of Virtus Investment Partners, Inc.

George R. Aylward	Executive Vice President and Chairman	Director, President and Chief Executive Officer of Virtus Investment Partners, Inc.

Kevin J. Carr	Senior Vice President, Legal and Assistant Secretary	Vice President and Senior Counsel of Virtus Investment Partners, Inc.

Mark S. Flynn	Executive Vice President and General Counsel	Executive Vice President, General Counsel and Corporate Secretary of Virtus Investment Partners, Inc.

Francis G. Waltman	Executive Vice President	Executive Vice President of Virtus Investment Partners, Inc.

Warun Kumar	Chief Investment Officer	Senior Managing Director and Portfolio Manager, Virtus Investment Advisers, Inc.

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As of the date of this Information Statement, Rampart serves as an investment adviser or subadviser to three other funds with an investment objective similar to that of the Series.

INFORMATION ABOUT VIA

VIA is located at 100 Pearl Street, Hartford, Connecticut 06103. VIA is a wholly-owned subsidiary of Virtus Partners, Inc., which is a wholly-owned subsidiary of Virtus, both of which are located at 100 Pearl Street, Hartford, Connecticut 06103. Virtus is an independent, publicly traded financial services company which, through its affiliates, provides asset management and related services to individuals and institutions. As of June 30, 2017, Virtus’ affiliated investment advisers had in aggregate approximately $88.6 billion in assets under management.

VIA will compensate the Subadviser out of the management fees it receives from the Series. During the Series’ most recent fiscal year, the Series paid VIA a fee of 1.00% on its net assets. For the year, the Series paid VIA total net management fees of $47,079.

VP Distributors, LLC (“VP Distributors”), another wholly-owned indirect subsidiary of Virtus, serves as the national distributor of the Series’ shares. The Series paid $14,648 to VP Distributors during the Series’ most recent fiscal year for performing distribution services.

The principal office of VP Distributors is located at 100 Pearl Street, Hartford, Connecticut 06103. For the Series’ most recent fiscal year, the Series paid no brokerage fees to any affiliate.

Virtus Fund Services, LLC (“Virtus Fund Services”), another wholly-owned indirect subsidiary of Virtus, serves as the administrative agent for the Series. The principal office of Virtus Fund Services is located at 100 Pearl Street, Hartford, Connecticut 06103. The Series paid $5,978 to Virtus Fund Services during the Series’ most recent fiscal year for performing these services for the Series.

The following persons serve as the principal executive officers of VIA at the address for VIA listed above and (except Messrs. Angerthal, Flynn and Fusco) also serve as Officers of the Trust: George R. Aylward, President; Francis G. Waltman, Executive Vice President; Michael A. Angerthal, Executive Vice President and Treasurer; Kevin J. Carr, Senior Vice President and Assistant Secretary; Mark S. Flynn, Executive Vice President, General Counsel and Secretary; David Fusco, Vice President and Chief Compliance Officer.

During the Series’ most recent fiscal year, the Series paid $2,397 in brokerage commissions. The Series does not allocate portfolio brokerage on the basis of the sale of shares, although brokerage firms whose customers purchase shares of the Series may execute trades for the Series and participate in brokerage commissions.

CHANGES IN THE SERIES’ INVESTMENT
STRATEGIES AND RISKS

No changes to the investment strategies of the Series would result from the appointment of Rampart as subadviser of the Series as the portfolio managers remain the same.

In addition, effective September 26, 2017, the Series name will change to “Virtus Rampart Equity Trend Series” as described in the prospectus supplement to the Series’ prospectus filed on July 21, 2017.

SHARE OWNERSHIP INFORMATION

As of the Record Date, the Series had 322,117.698 share issued and outstanding. The table in Exhibit B attached hereto shows those shareholders who beneficially owned 5% or more of the outstanding shares of the Series as of the Record Date.

As of the Record Date, the officers and Trustees of the Trust, as a group, owned less than 1% of the outstanding shares of the Series.

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HOUSEHOLDING OF MATERIALS

The Trust may send only one copy of this Information Statement and the semi-annual and annual reports to those households in which multiple shareholders share the same address, unless the Trust received instructions from a shareholder in such a household requesting separate copies of these materials. If you are a shareholder who shares the same address as other shareholders of the Trust and would like to receive a separate copy of this Information Statement, the semi-annual report, annual reports or future proxy statements, please contact the Trust by calling (800) 367-5877, or writing to VP Distributors, LLC, 100 Pearl Street, Hartford, Connecticut 06103. If you share the same address as multiple shareholders and would like the Trust to send only one copy of future proxy statements, information statements, semi-annual reports and annual reports, please contact VP Distributors at the above phone number or post office address.

FUTURE SHAREHOLDER MEETINGS

As a Delaware statutory trust, the Trust does not hold shareholder meetings unless required by the 1940 Act. The Trust relied upon an Order to appoint the Subadviser to the Series without a shareholder meeting. The Trust does not anticipate holding a further meeting of shareholders in 2017. Shareholders who wish to present a proposal for action at the next meeting should submit the proposal to:

Jennifer S. Fromm
Virtus Investment Partners, Inc.
100 Pearl Street
Hartford, Connecticut 06103

Proposals must be received in a reasonable time prior to the date of the shareholder meeting to be considered for inclusion in the proxy materials for the meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be submitted for consideration by shareholders.

By Order of the Board of Trustees of Virtus Variable Insurance Trust.

Kevin J. Carr
Senior Vice President and Assistant Secretary
Virtus Variable Insurance Trust

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Exhibit A

VIRTUS [_______] TRUST

FORM OF SUBADVISORY AGREEMENT

[Date]

Rampart Investment Management Company, LLC

One International Place, 14th Floor

Boston, MA 02110

RE:	Subadvisory Agreement

Ladies and Gentlemen:

Virtus [_______] Trust (the “Trust”) is an open-end investment company of the series type registered under the Investment Company Act of 1940, as amended (the “Act”), and is subject to the rules and regulations promulgated thereunder. The shares of the Trust are offered or may be offered in several series, including [________] (sometimes hereafter referred to as the “Series”).

Virtus Investment Advisers, Inc. (the “Adviser”) evaluates and recommends series advisers for the Series and is responsible for the day-to-day management of the Series.

1.	Employment as a Subadviser. The Adviser, being duly authorized, hereby employs Rampart Investment Management Company, LLC (the “Subadviser”) as a discretionary series adviser to invest and reinvest the assets of the Series designated by the Adviser as set forth on Schedule F attached hereto (the “Designated Series”) on the terms and conditions set forth herein. The services of the Subadviser hereunder are not to be deemed exclusive; the Subadviser may render services to others and engage in other activities that do not conflict in any material manner with the Subadviser’s performance hereunder.

2.	Acceptance of Employment; Standard of Performance. The Subadviser accepts its employment as a discretionary series adviser of the Designated Series and agrees, subject to the oversight of the Board of Trustees of the Trust (the “Board”) and the Adviser, to use its best professional judgment to make investment decisions for the Designated Series in accordance with the provisions of this Agreement and as set forth in Schedule D attached hereto and made a part hereof. The Subadviser shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized (whether herein or otherwise), have no authority or obligation to act for or represent the Adviser, the Trust or the Series in any way.

3.	Services of Subadviser. In providing management services to the Designated Series, the Subadviser shall be subject to the investment objectives, policies and restrictions of the Trust as they apply to the Designated Series and as set forth in the Trust’s then current prospectus (“Prospectus”) and statement of additional information (“Statement of Additional Information”) filed with the Securities and Exchange Commission (the “SEC”) as part of the Trust’s registration statement (the “Registration Statement”), as may be periodically amended and provided to the Subadviser by the Adviser, and to the investment restrictions set forth in the Act and the Rules thereunder, to the supervision and control of the Board, and to instructions from the Adviser. The Subadviser shall not, without the Trust’s prior written approval, effect any transactions that would cause the Designated Series at the time of the transaction to be out of compliance with any of such restrictions or policies.

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4.	Transaction Procedures. All series transactions for the Designated Series shall be consummated by payment to, or delivery by, the custodian(s) from time to time designated by the Trust (the “Custodian”), or such depositories or agents as may be designated by the Custodian in writing, of all cash and/or securities due to or from the Series. The Subadviser shall not have possession or custody of such cash and/or securities or any responsibility or liability with respect to such custody. The Subadviser shall advise the Custodian and confirm in writing to the Trust all investment orders for the Designated Series placed by it with brokers and dealers at the time and in the manner set forth in Schedule A hereto (as amended from time to time). The Trust shall issue to the Custodian such instructions as may be appropriate in connection with the settlement of any transaction initiated by the Subadviser. The Trust shall be responsible for all custodial arrangements and the payment of all custodial charges and fees, and, upon giving proper instructions to the Custodian, the Subadviser shall have no responsibility or liability with respect to custodial arrangements or the act, omissions or other conduct of the Custodian.

5.	Allocation of Brokerage. The Subadviser shall have authority and discretion to select brokers and dealers to execute Designated Series transactions initiated by the Subadviser, and to select the markets on or in which the transactions will be executed.

A.	In placing orders for the sale and purchase of Designated Series securities for the Trust, the Subadviser’s primary responsibility shall be to seek the best execution of orders at the most favorable prices. However, this responsibility shall not obligate the Subadviser to solicit competitive bids for each transaction or to seek the lowest available commission cost to the Trust, as long as the Subadviser reasonably believes that the broker or dealer selected by it can be expected to obtain a “best execution” market price on the particular transaction and determines in good faith that the commission cost is reasonable in relation to the value of the brokerage and research services (as defined in Section 28(e)(3) of the Securities Exchange Act of 1934, as amended) provided by such broker or dealer to the Subadviser, viewed in terms of either that particular transaction or of the Subadviser’s overall responsibilities with respect to its clients, including the Trust, as to which the Subadviser exercises investment discretion, notwithstanding that the Trust may not be the direct or exclusive beneficiary of any such services or that another broker may be willing to charge the Trust a lower commission on the particular transaction.

B.	The Subadviser may manage other portfolios and expects that the Trust and other portfolios the Subadviser manages will, from time to time, purchase or sell the same securities. The Subadviser may aggregate orders for the purchase or sale of securities on behalf of the Designated Series with orders on behalf of other portfolios the Subadviser manages. Securities purchased or proceeds of securities sold through aggregated orders, as well as expenses incurred in the transaction, shall be allocated to the account of each portfolio managed by the Subadviser that bought or sold such securities in a manner considered by the Subadviser to be equitable and consistent with the Subadviser’s fiduciary obligations in respect of the Designated Series and to such other accounts.

C.	The Subadviser shall not execute any transactions for the Designated Series with a broker or dealer that is an “affiliated person” (as defined in the Act) of (i) the Series; (ii) another series of the Trust; (iii) the Adviser; (iv) the Subadviser or any other subadviser to the Series; (v) a principal underwriter of the Trust’s shares; or (vi) any other affiliated person of the Series, in each case, unless such transactions are permitted by applicable law or regulation and carried out in compliance with any applicable policies and procedures of the Trust. The Trust shall provide the Subadviser with a list of brokers and dealers that are “affiliated persons” of the Trust, the Adviser or the principal underwriter, and applicable policies and procedures. Upon the request of the Adviser, the Subadviser shall promptly, and in any event within three business days of a request, indicate whether any entity identified by the Adviser in such request is an “affiliated person,” as such term is defined in the Act, of (i) the Subadviser or (ii) any affiliated person of the Subadviser, subject in each case to any confidentiality requirements applicable to the Subadviser and/or its affiliates. Further, the Subadviser shall provide the Adviser with a list of (x) each broker-dealer entity that is an “affiliated person,” as such term is defined in the Act, of the Subadviser and (y) each affiliated person of the Subadviser that has outstanding publicly-issued debt or equity. Each of the Adviser and the Subadviser agrees promptly to update such list(s) whenever the Adviser or the Subadviser becomes aware of any changes that should be added to or deleted from such list of affiliated persons.

D.	Consistent with its fiduciary obligations to the Trust in respect of the Designated Series and the requirements of best price and execution, the Subadviser may, under certain circumstances, arrange to have purchase and sale transactions effected directly between the Designated Series and another account managed by the Subadviser (“cross transactions”), provided that such transactions are carried out in accordance with applicable law or regulation and any applicable policies and procedures of the Trust. The Trust shall provide the Subadviser with applicable policies and procedures.

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6.	Proxies and Other Shareholder Actions.

A.	Unless the Adviser or the Trust gives the Subadviser written instructions to the contrary, the Subadviser, or a third party designee acting under the authority and supervision of the Subadviser, shall review all proxy solicitation materials and be responsible for voting and handling all proxies in relation to the assets of the Designated Series. Unless the Adviser or the Trust gives the Subadviser written instructions to the contrary, provided that the Adviser has reviewed the Subadviser’s proxy voting procedures then in effect and determined them to comply with the requirements of the Trust’s proxy voting policy, the Subadviser will, in compliance with the Subadviser’s proxy voting procedures then in effect, vote or abstain from voting, all proxies solicited by or with respect to the issuers of securities in which assets of the Designated Series may be invested. The Adviser shall cause the Custodian, the Administrator or another party, to forward promptly to the Subadviser all proxies upon receipt, so as to afford the Subadviser a reasonable amount of time in which to determine how to vote such proxies. The Subadviser agrees to provide the Adviser in a timely manner with any changes to the Subadviser’s proxy voting procedures. The Subadviser further agrees to provide the Adviser in a timely manner with a record of votes cast containing all of the voting information required by Form N-PX in an electronic format to enable the Trust to file Form N-PX as required by Rule 30b1-4 under the Act. The Subadviser shall provide disclosure regarding its proxy voting policies and procedures in accordance with the requirements of Form N-1A for inclusion in the Registration Statement of the Trust. During any annual period in which the Subadviser has voted proxies for the Trust, the Subadviser shall, as may reasonably be requested by the Adviser, certify as to its compliance with its proxy voting policies and procedures and applicable federal statutes and regulations.

B.	The Subadviser is authorized to deal with reorganizations, exchange offers and other voluntary corporate actions with respect to securities held in the Designated Series in such manner as the Subadviser deems advisable, unless the Trust or the Adviser otherwise specifically directs in writing. It is acknowledged and agreed that the Subadviser shall not be responsible for the filing of claims (or otherwise causing the Trust to participate) in class action settlements or similar proceedings in which shareholders may participate related to securities currently or previously associated with the Designated Series. With the Adviser’s approval, on a case-by-case basis the Subadviser may obtain the authority and take on the responsibility to: (i) identify, evaluate and pursue legal claims, including commencing or defending suits, affecting the securities held at any time in the Designated Series, including claims in bankruptcy, class action securities litigation and other litigation; (ii) participate in such litigation or related proceedings with respect to such securities as the Subadviser deems appropriate to preserve or enhance the value of the Designated Series, including filing proofs of claim and related documents and serving as “lead plaintiff” in class action lawsuits; (iii) exercise generally any of the powers of an owner with respect to the supervision and management of such rights or claims, including the settlement, compromise or submission to arbitration of any claims, the exercise of which the Subadviser deems to be in the best interest of the Designated Series or required by applicable law, including ERISA, and (iv) employ suitable agents, including legal counsel, and to pay their reasonable fees, expenses and related costs from the Designated Series.

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7.	Prohibited Conduct. In accordance with Rule 12d3-1 and Rule 17a-10 under the 1940 Act and any other applicable law or regulation, the Subadviser’s responsibility regarding investment advice hereunder is limited to the Designated Series, and the Subadviser will not consult with any other investment advisory firm that provides investment advisory services to the Trust or any other investment company sponsored by Virtus Investment Partners, Inc. or its affiliates regarding transactions in securities or other assets for the Trust. The Trust shall provide the Subadviser with a list of investment companies sponsored by Virtus Investment Partners, Inc. and its affiliates, and the Subadviser shall be in breach of the foregoing provision only if the investment company is included in such a list provided to the Subadviser prior to such prohibited action. The Subadviser, and its affiliates and agents, shall refrain from making any written or oral statements concerning the Designated Series, the Trust, any other investment company sponsored by Virtus Investment Partners, Inc. or its affiliates, and any substantially similar products, that are reasonably likely to mislead investors regarding either (i) the services rendered by the Subadviser to the Designated Series or the Trust, or (ii) the Designated Series, including without limitation with respect to the investment strategies and/or risks, and/or the performance thereof. In addition, the Subadviser shall not, without the prior written consent of the Trust and the Adviser, delegate any obligation assumed pursuant to this Agreement to any affiliated or unaffiliated third party. The parties acknowledge and agree that the Subadviser may, in its discretion, utilize personnel employed by affiliates of the Subadviser to perform services pursuant to this Agreement by way of a “participating affiliate” agreement in accordance with, and to the extent permitted by, the Act and the Investment Advisers Act of 1940, as amended (the “Advisers Act”), including the published interpretations thereof by the SEC or its staff. Such participating affiliate agreement shall subject the personnel providing such services to the Subadviser’s compliance and other programs with respect to their activities on behalf of the Designated Series. For the avoidance of doubt, it is acknowledged and agreed that the Subadviser assumes full responsibility for all actions, and any failure to act, by each person utilized by the Subadviser to perform services under this Agreement.

8.	Information and Reports.

A.	The Subadviser shall keep the Trust and the Adviser informed of developments relating to its duties as Subadviser of which the Subadviser has, or should have, knowledge that would materially affect the Designated Series. In this regard, the Subadviser shall provide the Trust, the Adviser and their respective officers with such periodic reports concerning the obligations the Subadviser has assumed under this Agreement as the Trust and the Adviser may from time to time reasonably request. In addition, prior to each meeting of the Board, the Subadviser shall provide the Adviser and the Board with reports regarding the Subadviser’s management of the Designated Series during the most recently completed quarter, which reports: (i) shall include Subadviser’s representation that its performance of its investment management duties hereunder is in compliance with the Designated Series’ investment objectives and practices, the Act and applicable rules and regulations under the Act, and the diversification and minimum “good income” requirements of Subchapter M under the Internal Revenue Code of 1986, as amended, and (ii) otherwise shall be in such form as may be mutually agreed upon by the Subadviser and the Adviser.

B.	Each of the Adviser and the Subadviser shall provide the other party with a list, to the best of the Adviser’s or the Subadviser’s respective knowledge, of each affiliated person (and any affiliated person of such an affiliated person) of the Adviser or the Subadviser, as the case may be, and each of the Adviser and Subadviser agrees promptly to update such list whenever the Adviser or the Subadviser becomes aware of any changes that should be added to or deleted from the list of affiliated persons.

C.	The Subadviser shall also provide the Adviser with any information reasonably requested by the Adviser regarding its management of the Designated Series required for any shareholder report, amended Registration Statement, or Prospectus supplement to be filed by the Trust with the SEC.

9.	Fees for Services. The compensation of the Subadviser for its services under this Agreement shall be calculated and paid by the Adviser in accordance with the attached Schedule C. Pursuant to the Investment Advisory Agreement between the Trust and the Adviser, the Adviser is solely responsible for the payment of fees to the Subadviser.

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10.	Limitation of Liability. Absent the Subadviser’s breach of this Agreement or the willful misconduct, bad faith, gross negligence, or reckless disregard of the obligations or duties hereunder on the part of the Subadviser, or its officers, directors, partners, agents, employees and controlling persons, the Subadviser shall not be liable for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any position; provided, however, that the Subadviser shall be responsible for, and shall indemnify and hold the Trust and the Adviser and each of their respective directors or trustees, members, officers, employees and shareholders, and each person, if any, who controls the Trust or the Adviser within the meaning of Section 15 of the Securities Act of 1933, as amended (the “Securities Act”), harmless against, any and all Losses (as defined below) arising out of or resulting from a “Trade Error” (as defined in the compliance policies and procedures of the Trust and/or the Subadviser), as the same may be amended from time to time) caused by the negligent action or negligent omission of the Subadviser or its agent. The Adviser agrees to provide prior written notice to the Subadviser of any material changes to the definition of Trade Error becoming effective with respect to the Designated Series unless, in the reasonable discretion of the Adviser, such change must become effective earlier due to any applicable law, rule, regulation or court order. It is acknowledged and agreed that any Trade Error that results in a gain to the Series shall inure to the benefit of the Series. For the avoidance of doubt, it is acknowledged and agreed that the Series is a third party beneficiary of the indemnity granted in this Section 10, and the indemnity is intended to cover claims by the Series, the Trust (on behalf of the Series), or the Adviser against the Subadviser for recovery pursuant to this section.

11.	Confidentiality. Subject to the duty of the Subadviser and the Trust to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential all information pertaining to the Designated Series and the actions of the Subadviser and the Trust in respect thereof. Notwithstanding the foregoing, the Trust and the Adviser agree that the Subadviser may (i) disclose in marketing materials and similar communications that the Subadviser has been engaged to manage assets of the Designated Series pursuant to this Agreement, and (ii) include performance statistics regarding the Designated Series in composite performance statistics regarding one or more groups of Subadviser's clients published or included in any of the foregoing communications, provided that the Subadviser does not identify any performance statistics as relating specifically to the Series.

12.	Assignment. This Agreement shall terminate automatically in the event of its assignment, as that term is defined in Section 2(a)(4) of the Act. The Subadviser shall notify the Trust and the Adviser in writing sufficiently in advance of any proposed change of control, as defined in Section 2(a)(9) of the Act, as will enable the Trust to consider whether an assignment as defined in Section 2(a)(4) of the Act will occur, and to take the steps necessary to enter into a new contract with the Subadviser.

13.	Representations, Warranties and Agreements of the Subadviser. The Subadviser represents, warrants and agrees that:

A.	It is duly organized, validly existing, and in good standing under the laws of the jurisdiction of its organization, and is qualified to do business in each jurisdiction in which failure to be so qualified would reasonably be expected to have a material adverse effect upon it. It (i) is registered as an “investment adviser” under the Investment Advisers Act of 1940, as amended (“Advisers Act”) and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the Act or the Advisers Act from performing the services contemplated by this Agreement; provided, however, that the Subadviser makes no representation or warranty with regard to the approval of this Agreement by the Board under Section 15 of the Act; (iii) has appointed a Chief Compliance Officer under Rule 206(4)-7 under the Advisers Act; (iv) has adopted written policies and procedures that are reasonably designed to prevent violations of the Advisers Act from occurring, and correct promptly any violations that have occurred, and will provide notice promptly to the Adviser of any material violations relating to the Trust; (v) has materially met and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency.

B.	It is either registered as a commodity trading advisor or duly exempt from such registration with the U.S. Commodity Futures Trading Commission (“CFTC”), and it will maintain such registration or exemption continuously during the term of this Agreement or, alternatively, will become a commodity trading advisor duly registered with the CFTC and will be a member in good standing with the National Futures Association.

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C.	It will maintain, keep current and preserve on behalf of the Trust, records in the manner required or permitted by the Act and the Rules thereunder including the records identified in Schedule B (as Schedule B may be amended from time to time). The Subadviser agrees that such records are the property of the Trust, and shall be surrendered to the Trust or to the Adviser as agent of the Trust promptly upon request of either. The Trust acknowledges that the Subadviser may retain copies of all records required to meet the record retention requirements imposed by law and regulation.

D.	It shall maintain a written code of ethics (the “Code of Ethics”) complying with the requirements of Rule 204A-1 under the Advisers Act and Rule 17j-1 under the Act and shall provide the Trust and the Adviser with a copy of the Code of Ethics and evidence of its adoption. It shall institute procedures reasonably necessary to prevent Access Persons (as defined in Rule 17j-1) from violating its Code of Ethics. The Subadviser acknowledges receipt of the written code of ethics adopted by and on behalf of the Trust. Each calendar quarter while this Agreement is in effect, a duly authorized compliance officer of the Subadviser shall certify to the Trust and to the Adviser that the Subadviser has complied with the requirements of Rules 204A-1 and 17j-1 during the previous calendar quarter and that there has been no material violation of its Code of Ethics, or of Rule 17j-1(b), or that any persons covered under its Code of Ethics has divulged or acted upon any material, non-public information, as such term is defined under relevant securities laws, and if such a violation of the code of ethics of the Trust has occurred, or if such a violation of its Code of Ethics has occurred, that appropriate action was taken in response to such violation. The Subadviser shall notify the Adviser promptly of any material violation of the Code of Ethics involving the Trust. The Subadviser will provide such additional information regarding violations of the Code of Ethics directly affecting the Trust as the Trust or its Chief Compliance Officer on behalf of the Trust or the Adviser may reasonably request in order to assess the functioning of the Code of Ethics or any harm caused to the Trust from a violation of the Code of Ethics. Further, the Subadviser represents that it has policies and procedures regarding the detection and prevention of the misuse of material, nonpublic information by the Subadviser and its employees. The Subadviser will explain what it has done to seek to ensure such compliance in the future. Annually, the Subadviser shall furnish to the Trust and the Adviser a written report which complies with the requirements of Rule 17j-1 concerning the Subadviser’s Code of Ethics. The Subadviser shall permit the Trust and the Adviser to examine the reports required to be made by the Subadviser under Rules 204A-1(b) and 17j-1(d)(1) and this subparagraph.

E.	It has adopted and implemented, and throughout the term of this Agreement shall maintain in effect and implement, policies and procedures reasonably designed to prevent, detect and correct violations by the Subadviser and its supervised persons, and, to the extent the activities of the Subadviser in respect of the Trust could affect the Trust, by the Trust, of “federal securities laws” (as defined in Rule 38a-1 under the Act), and that the Subadviser has provided the Trust with true and complete copies of its policies and procedures (or summaries thereof) and related information reasonably requested by the Trust and/or the Adviser. The Subadviser agrees to cooperate with periodic reviews by the Trust’s and/or the Adviser’s compliance personnel of the Subadviser’s policies and procedures, their operation and implementation and other compliance matters and to provide to the Trust and/or the Adviser from time to time such additional information and certifications in respect of the Subadviser’s policies and procedures, compliance by the Subadviser with federal securities laws and related matters as the Trust’s and/or the Adviser’s compliance personnel may reasonably request. The Subadviser agrees to promptly notify the Adviser of any compliance violations which affect the Designated Series.

F.	The Subadviser will immediately notify the Trust and the Adviser of the occurrence of any event which would disqualify the Subadviser from serving as an investment adviser of an investment company pursuant to Section 9 of the Act or otherwise. The Subadviser will also immediately notify the Trust and the Adviser if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, including but not limited to the SEC and the CFTC, involving the affairs of the Designated Series.

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G.	To the best of its knowledge, there are no material pending, threatened, or contemplated actions, suits, proceedings, or investigations before or by any court, governmental, administrative or self-regulatory body, board of trade, exchange, or arbitration panel to which it or any of its directors, officers, employees, partners, shareholders, members or principals, or any of its affiliates is a party or to which it or its affiliates or any of its or its affiliates’ assets are subject, nor has it or any of its affiliates received any notice of an investigation, inquiry, or dispute by any court, governmental, administrative, or self-regulatory body, board of trade, exchange, or arbitration panel regarding any of its or their activities, which might reasonably be expected to result in (i) a material adverse effect on the Trust or (ii) a material adverse change in the Subadviser’s condition (financial or otherwise) or business, or which might reasonably be expected to materially impair the Subadviser’s ability to discharge its obligations under this Agreement. The Subadviser will also immediately notify the Trust and the Adviser if the representation in this Section 13.G is no longer accurate.

H.	The Subadviser shall promptly notify the Adviser of any changes in its executive officers, partners or in its key personnel, including, without limitation, any change in the portfolio manager(s) responsible for the Designated Series or if there is an actual or expected change in control or management of the Subadviser.

14.	No Personal Liability. Reference is hereby made to the Declaration of Trust establishing the Trust, a copy of which has been filed with the SEC, and to any and all amendments thereto so filed or hereafter filed. The name “Virtus [_______] Trust” refers to the Board under said Declaration of Trust, as trustees and not personally, and no trustee, shareholder, officer, agent or employee of the Trust shall be held to any personal liability in connection with the affairs of the Trust; only the trust estate under said Declaration of Trust is liable. Without limiting the generality of the foregoing, neither the Subadviser nor any of its officers, directors, partners, shareholders or employees shall, under any circumstances, have recourse or cause or willingly permit recourse to be had directly or indirectly to any personal, statutory, or other liability of any shareholder, Trustee, officer, agent or employee of the Trust or of any successor of the Trust, whether such liability now exists or is hereafter incurred for claims against the trust estate.

15.	Entire Agreement; Amendment. This Agreement, together with the Schedules attached hereto, constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes any prior written or oral agreements pertaining to the subject matter of this Agreement. This Agreement may be amended at any time, but only by written agreement among the Subadviser, the Adviser and the Trust, which amendment, other than amendments to Schedules A, B, D, E and F, is subject to the approval of the Board (including those trustees who are not “interested persons” of the Trust) and, if required by the Act or applicable SEC rules and regulations, a vote of a majority of the Series’ outstanding voting securities; provided, however, that, notwithstanding the foregoing, this Agreement may be amended or terminated in accordance with any exemptive order issued to the Adviser, the Trust or its affiliates.

16.	Effective Date; Term. This Agreement shall become effective on the date set forth on the first page of this Agreement, and shall continue in effect until December 31, 2018. The Agreement shall continue from year to year thereafter only so long as its continuance has been specifically approved at least annually (i) by a vote of the Board of the Trust or by vote of a majority of outstanding voting securities of the Trust and (ii) by vote of a majority of the trustees who are not interested persons of the Trust (as defined in the Act) or of any person party to this Agreement, cast in person at a meeting called for the purpose of such approval.

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17.	Termination. This Agreement may be terminated at any time without payment of any penalty (i) by the Board, or by a vote of a majority of the outstanding voting securities of the Trust, upon 30 days’ prior written notice to the Adviser and the Subadviser, (ii) by the Subadviser upon 30 days’ prior written notice to the Adviser and the Trust, or (iii) by the Adviser upon 30 days’ written notice to the Subadviser. This Agreement may also be terminated, without the payment of any penalty, by the Adviser or the Board immediately (i) upon the material breach by the Subadviser of this Agreement or (ii) at the terminating party’s discretion, if the Subadviser or any officer, director or key portfolio manager of the Subadviser is accused in any regulatory, self-regulatory or judicial investigation or proceeding as having violated the federal securities laws or engaged in criminal conduct. This Agreement may also be terminated, without the payment of any penalty, by the Subadviser immediately (i) upon the material breach by the Adviser of this Agreement or (ii) at the discretion of the Subadviser, if the Adviser or any officer or director of the Adviser is accused in any regulatory, self-regulatory or judicial investigation or proceeding as having violated the federal securities laws or engaged in criminal conduct. This Agreement shall terminate automatically and immediately upon termination of the Advisory Agreement. This Agreement shall terminate automatically and immediately in the event of its assignment, as such term is defined in and interpreted under the terms of the 1940 Act and the rules promulgated thereunder. Provisions of this Agreement relating to indemnification and the preservation of records, as well as any responsibilities or obligations of the parties hereto arising from matters initiated prior to termination, shall survive any termination of this Agreement.

18.	Applicable Law. To the extent that state law is not preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed and enforced according to the laws of the State of Delaware applicable to contracts entered into and fully performed within the State of Delaware.

19.	Severability. If any term or condition of this Agreement shall be invalid or unenforceable to any extent or in any application, then the remainder of this Agreement shall not be affected thereby, and each and every term and condition of this Agreement shall be valid and enforced to the fullest extent permitted by law.

20.	Notices. Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered personally or by overnight delivery service or mailed by certified or registered mail, return receipt requested and postage prepaid, or sent by facsimile or e-mail transmission addressed to the parties at their respective addresses set forth below, or at such other address as shall be designated by any party in a written notice to the other party.

(a)	To the Adviser or the Trust at:

Virtus Investment Advisers, Inc.

100 Pearl Street

Hartford, Connecticut 06103

Attn: [_________________]

Telephone: (860) 263-[______]

Facsimile: (860) 241-[____]

E-mail: [________]@virtus.com

(b)	To the Subadviser at:

Rampart Investment Management Company, LLC

One International Place, 14th Floor

Boston, MA 02110

Attn: James Sena

Telephone: (860) 503-1130

Facsimile: (860) 241-1024

E-mail: james.sena@virtus.com

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21.	Certifications. The Subadviser shall timely provide to the Adviser and the Trust, all information and documentation they may reasonably request as necessary or appropriate in order for the Adviser and the Board to oversee the activities of the Subadviser and in connection with the compliance by any of them with the requirements of this Agreement, the Registration Statement, the policies and procedures referenced herein, and any applicable law, including, without limitation, (i) information and commentary relating to the Subadviser or the Designated Series for the Trust’s annual and semi-annual reports, in a format reasonably approved by the Adviser, together with (A) a certification that such information and commentary discuss all of the factors that materially affected the performance of the Series, including the relevant market conditions and the investment techniques and strategies used and (B) additional certifications related to the Subadviser’s management of the Trust in order to support the Trust’s filings on Form N-CSR, Form N-Q and other applicable forms, and the Trust’s Principal Executive Officer’s and Principal Financial Officer’s certifications under Rule 30a-2 under the Act, thereon; (ii) within 5 business days of a quarter-end, a quarterly certification with respect to compliance and operational matters related to the Subadviser and the Subadviser’s management of the Designated Series (including, without limitation, compliance with the applicable procedures), in a format reasonably requested by the Adviser, as it may be amended from time to time; and (iii) an annual certification from the Subadviser’s Chief Compliance Officer, appointed under Rule 206(4)-7 under the Advisers Act with respect to the design and operation of the Subadviser’s compliance program, in a format reasonably requested by the Adviser or the Trust. Without limiting the foregoing, the Subadviser shall provide a quarterly certification in a form substantially similar to that attached as Schedule E.

22.	Indemnification.

A.	The Subadviser shall indemnify and hold harmless the Adviser from and against any and all claims, losses, liabilities, or damages (including reasonable attorney’s fees and other related expenses) (collectively, “Losses”) arising from the Subadviser’s willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties under this Agreement in the performance of its obligations under this Agreement; provided, however, that the Subadviser’s obligation under this Section 22 shall be reduced to the extent that the claim against, or the loss, liability, or damage experienced by the Adviser, is caused by or is otherwise directly related to (i) any breach by the Adviser of its representations or warranties made herein, (ii) any willful misconduct, bad faith, reckless disregard or negligence of the Adviser in the performance of any of its duties or obligations hereunder, or (iii) any untrue statement of a material fact contained in the Registration Statement, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Trust or the omission to state therein a material fact known to the Adviser that was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Subadviser or the Trust, or the omission of such information, by the Adviser for use therein.

B.	The Adviser shall indemnify and hold harmless the Subadviser from and against any and all Losses arising from the Adviser’s willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties under this Agreement in the performance of its obligations under this Agreement; provided, however, that the Adviser’s obligation under this Section 22 shall be reduced to the extent that the claim against, or the loss, liability, or damage experienced by the Subadviser, is caused by or is otherwise directly related to (i) any breach by the Subadviser of its representations or warranties made herein, (ii) any willful misconduct, bad faith, reckless disregard or negligence of the Subadviser in the performance of any of its duties or obligations hereunder, or (iii) any untrue statement of a material fact contained in the Registration Statement, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Trust or the omission to state therein a material fact known to the Subadviser that was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished to the Adviser or the Trust, or the omission of such information, by the Subadviser for use therein.

C.	A party seeking indemnification hereunder (the “Indemnified Party”) will (i) provide prompt notice to the other of any claim (“Claim”) for which it intends to seek indemnification, (ii) grant control of the defense and /or settlement of the Claim to the other party, and (iii) cooperate with the other party in the defense thereof. The Indemnified Party will have the right at its own expense to participate in the defense of any Claim, but will not have the right to control the defense, consent to judgment or agree to the settlement of any Claim without the written consent of the other party. The party providing the indemnification will not consent to the entry of any judgment or enter any settlement which (i) does not include, as an unconditional term, the release by the claimant of all liabilities for Claims against the Indemnified Party or (ii) which otherwise adversely affects the rights of the Indemnified Party.

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D.	No party will be liable to another party for consequential damages under any provision of this Agreement.

23.	Receipt of Disclosure Documents. The Trust and the Adviser acknowledge receipt, at least 48 hours prior to entering into this Agreement, of a copy of Part 2 of the Subadviser’s Form ADV containing certain information concerning the Subadviser and the nature of its business. The Subadviser will, promptly after making any amendment to its Form ADV, furnish a copy of such amendment to the Adviser. On an annual basis and upon request, the Subadviser will provide a copy of its audited financial statements, including balance sheets, for the two most recent fiscal years and, if available, each subsequent fiscal quarter. At the time of providing such information, the Subadviser shall describe any material adverse change in its financial condition since the date of its latest financial statement.

24.	Counterparts; Fax Signatures. This Agreement may be executed in any number of counterparts (including executed counterparts delivered and exchanged by facsimile transmission) with the same effect as if all signing parties had originally signed the same document, and all counterparts shall be construed together and shall constitute the same instrument. For all purposes, signatures delivered and exchanged by facsimile transmission shall be binding and effective to the same extent as original signatures.

25.	Bankruptcy and Related Events. Each of the Adviser and the Subadviser agrees that it will provide prompt notice to the other in the event that: (i) it makes an assignment for the benefit of creditors, files a voluntary petition in bankruptcy, or is otherwise adjudged bankrupt or insolvent by a court of competent jurisdiction; or (ii) a material event occurs that could reasonably be expected to adversely impair its ability to perform this Agreement. The Adviser further agrees that it will provide prompt notice to the Subadviser in the event that the Trust ceases to be registered as an investment company under the Act.

[signature page follows]

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VIRTUS [______] TRUST

By:
Name:
Title:

VIRTUS INVESTMENT ADVISERS, INC.

By:
Name:
Title:

ACCEPTED:

RAMPART INVESTMENT MANAGEMENT COMPANY, LLC

By:
Name:
Title:

SCHEDULES:	A.	Operational Procedures
	B.	Record Keeping Requirements
	C.	Fee Schedule
	D.	Subadviser Functions
	E.	Form of Sub-Certification
	F.	Designated Series

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SCHEDULE A

OPERATIONAL PROCEDURES

In order to minimize operational problems, it will be necessary for trade information to be supplied in a secure manner by the Subadviser to the Trust’s Service Providers, including: JPMorgan Chase Bank, National Association (the “Custodian”), Virtus Fund Services (the “Fund Administrator”), BNY Mellon Investment Servicing (US) Inc., (the “Sub-Accounting Agent”), any Prime Broker to the Series, and all other Counterparties/Brokers as required. The Subadviser must furnish the Trust’s service providers with required daily information as to executed trades in a format and time-frame agreed to by the Subadviser, Custodian, Fund Administrator, Sub-Accounting Agent and Prime Broker/Counterparties and designated persons of the Trust. Trade information sent to the Custodian, Fund Administrator, Sub-Accounting Agent and Prime Broker/Counterparties must include all necessary data within the required timeframes to allow such parties to perform their obligations to the Series.

The Sub-Accounting Agent specifically requires a daily trade blotter with a summary of all trades, in addition to trade feeds, including, if no trades are executed, a report to that effect. Daily information as to executed trades for same-day settlement and future trades must be sent to the Sub-Accounting Agent no later than 4:30 p.m. (Eastern Time) on the day of the trade each day the Trust is open for business. All other executed trades must be delivered to the Sub-Accounting Agent on Trade Date plus 1 by Noon (Eastern Time) to ensure that they are part of the Series’ NAV calculation. (The Subadviser will be responsible for reimbursement to the Trust for any loss caused by the Subadviser’s failure to comply with the requirements of this Schedule A.) On fiscal quarter ends and calendar quarter ends, all trades must be delivered to the Sub-Accounting Agent by 4:30 p.m. (Eastern Time) for inclusion in the financial statements of the Series. The data to be sent to the Sub-Accounting Agent and/or Fund Administrator will be as agreed by the Subadviser, Fund Administrator, Sub-Accounting Agent and designated persons of the Trust and shall include (without limitation) the following:

1.	Transaction type (e.g., purchase, sale, open, close, put call);
2.	Security type (e.g., equity, fixed income, swap, future, option, short, long);
3.	Security name;
4.	Exchange identifier (e.g., CUSIP, ISIN, Sedol, OCC Symbol) (as applicable);
5.	Number of shares and par, original face, contract amount, notional amount;
6.	Transaction price per share (clean if possible);
7.	Strike price;
8.	Aggregate principal amount;
9.	Executing broker;
10.	Settlement agent;
11.	Trade date;
12.	Settlement date;
13.	Aggregate commission or if a net trade;
14.	Interest purchased or sold from interest bearing security;
15.	Net proceeds of the transaction;
16.	Trade commission reason: best execution, soft dollar or research (to be provided quarterly);
17.	Derivative terms;
18.	Non-deliverable forward classification (to be provided quarterly);
19.	Maturity/expiration date; and
20.	Details of margin and collateral movement.

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SCHEDULE B

RECORDS TO BE MAINTAINED BY THE SUBADVISER

1.	(Rule 31a-1(b)(5) and (6)) A record of each brokerage order, and all other series purchases and sales, given by the Subadviser on behalf of the Trust for, or in connection with, the purchase or sale of securities, whether executed or unexecuted. Such records shall include:

A.	The name of the broker;
B.	The terms and conditions of the order and of any modifications or cancellations thereof;
C.	The time of entry or cancellation;
D.	The price at which executed;
E.	The time of receipt of a report of execution; and
F.	The name of the person who placed the order on behalf of the Trust.

2.	(Rule 31a-1(b)(9)) A record for each fiscal quarter, completed within ten (10) days after the end of the quarter, showing specifically the basis or bases upon which the allocation of orders for the purchase and sale of series securities to named brokers or dealers was effected, and the division of brokerage commissions or other compensation on such purchase and sale orders. Such record:

A.	Shall include the consideration given to:
(i)	The sale of shares of the Trust by brokers or dealers.
(ii)	The supplying of services or benefits by brokers or dealers to:
(a)	The Trust,
(b)	The Adviser,
(c)	The Subadviser, and
(d)	Any person other than the foregoing.
(iii)	Any other consideration other than the technical qualifications of the brokers and dealers as such.
B.	Shall show the nature of the services or benefits made available.
C.	Shall describe in detail the application of any general or specific formula or other determinant used in arriving at such allocation of purchase and sale orders and such division of brokerage commissions or other compensation.
D.	Shall show the name of the person responsible for making the determination of such allocation and such division of brokerage commissions or other compensation.

3.	(Rule 31a-1(b)(10)) A record in the form of an appropriate memorandum identifying the person or persons, committees or groups authorizing the purchase or sale of series securities. Where a committee or group makes an authorization, a record shall be kept of the names of its members who participate in the authorization. There shall be retained as part of this record: any memorandum, recommendation or instruction supporting or authorizing the purchase or sale of series securities and such other information as is appropriate to support the authorization.*

4.	(Rule 31a-1(f)) Such accounts, books and other documents as are required to be maintained by registered investment advisers by rule adopted under Section 204 of the Advisers Act, to the extent such records are necessary or appropriate to record the Subadviser’s transactions for the Trust.

5.	Records as necessary under Board-approved policies and procedures of the Trust, including without limitation those related to valuation determinations.

* Such information might include: current financial information, annual and quarterly reports, press releases, reports by analysts and from brokerage firms (including their recommendations, i.e., buy, sell, hold) or any internal reports or subadviser review.

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SCHEDULE C

SUBADVISORY FEE

Name of Series	Proposed Subadvisory Fee to be Paid by VIA to Rampart Investment Management Company, LLC
[_________________]	50% of the net advisory fee payable to the adviser

For this purpose, the “net advisory fee” means the advisory fee paid to the Adviser after accounting for any applicable fee waiver and/or expense limitation agreement, which shall not include reimbursement of the Adviser for any expenses or recapture of prior waivers.  In the event that the Adviser waives its entire fee and also assumes expenses of the Trust pursuant to an applicable expense limitation agreement, the Subadviser will similarly waive its entire fee and will share in the expense assumption by contributing 50% of the assumed amount.  However, because the Subadviser shares the fee waiver and/or expense assumption equally with the Adviser, if during the term of this Agreement the Adviser later recaptures some or all of the fees so waived or expenses so assumed by the Adviser and the Subadviser together, the Adviser shall pay to the Subadviser 50% of the amount recaptured.

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SCHEDULE D

SUBADVISER FUNCTIONS

With respect to managing the investment and reinvestment of the Designated Series’ assets, the Subadviser shall provide, at its own expense:

(a)	An investment program for the Designated Series consistent with its investment objectives based upon the development, review and adjustment of buy/sell strategies approved from time to time by the Board and the Adviser in paragraph 3 of this Subadvisory Agreement and implementation of that program;

(b)	Periodic reports, on at least a quarterly basis, in form and substance acceptable to the Adviser, with respect to: i) compliance with the Code of Ethics and the Trust’s code of ethics; ii) compliance with procedures adopted from time to time by the Board relative to securities eligible for resale under Rule 144A under the Securities Act of 1933, as amended; iii) diversification of Designated Series assets in accordance with the then prevailing Prospectus and Statement of Additional Information pertaining to the Designated Series and governing laws, regulations, rules and orders; iv) compliance with governing restrictions relating to the fair valuation of securities for which market quotations are not readily available or considered "illiquid" for the purposes of complying with the Designated Series’ limitation on acquisition of illiquid securities; v) any and all other reports reasonably requested in accordance with or described in this Agreement; and vi) the implementation of the Designated Series’ investment program, including, without limitation, analysis of Designated Series performance;

(c)	Promptly after filing with the SEC an amendment to its Form ADV, a copy of such amendment to the Adviser and the Board;

(d)	Attendance by appropriate representatives of the Subadviser at meetings requested by the Adviser or Board at such time(s) and location(s) as reasonably requested by the Adviser or Board; and

(e)	Notice to the Board and the Adviser of the occurrence of any event which would disqualify the Subadviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the Act or otherwise.

(f)	Reasonable assistance in the valuation of securities including the participation of appropriate representatives at fair valuation committee meetings.

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SCHEDULE E

FORM OF SUB-CERTIFICATION

To:

Re:	Subadviser’s Form N-CSR and Form N-Q Certification for the [Name of Designated Series].

From:	[Name of Subadviser]

Representations in support of Investment Company Act Rule 30a-2 certifications of Form N-CSR and Form N-Q.

[Name of Designated Series].

In connection with your certification responsibility under Rule 30a-2 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002, I have reviewed the following information presented in the schedule of investments for the period ended [Date of Reporting Period] (the “Report”) which forms part of the N-CSR or N-Q, as applicable, for the Trust.

Schedule of Investments

Our organization has designed, implemented and maintained internal controls and procedures, designed for the purpose of ensuring the accuracy and completeness of relevant portfolio trade data transmitted to those responsible for the preparation of the Schedule of Investments. As of the date of this certification there have been no material modifications to these internal controls and procedures.

In addition, our organization has:

a.	Designed such internal controls and procedures to ensure that material information is made known to the appropriate groups responsible for servicing the above-mentioned mutual fund.

b.	Evaluated the effectiveness of our internal controls and procedures, as of a date within 90 days prior to the date of this certification and we have concluded that such controls and procedures are effective.

c.	In addition, to the best of my knowledge, there has been no fraud, whether or not material, that involves our organization’s management or other employees who have a significant role in our organization’s control and procedures as they relate to our duties as subadviser to the Designated Series.

I have read the draft of the Report which I understand to be current as of [Date of Reporting Period] and based on my knowledge, such draft of the Report does not, with respect to the Designated Series, contain any untrue statement of a material fact or omit to state a material fact necessary to make the information contained therein, in light of the circumstances under which such information is presented, not misleading with respect to the period covered by such draft Report.

I have disclosed, based on my most recent evaluation, to the Designated Series’ Chief Accounting Officer:

a.	All significant changes, deficiencies and material weakness, if any, in the design or operation of the Subadviser’s internal controls and procedures which could adversely affect the Registrant’s ability to record, process, summarize and report financial data with respect to the Designated Series in a timely fashion;

b.	Any fraud, whether or not material, that involves the Subadviser’s management or other employees who have a significant role in the Subadviser’s internal controls and procedures for financial reporting.

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I certify that to the best of my knowledge:

a.	The Subadviser’s Portfolio Manager(s) has/have complied with the restrictions and reporting requirements of the Code of Ethics (the “Code”). The term Portfolio Manager is as defined in the Code.

b.	The Subadviser has complied with the Prospectus and Statement of Additional Information of the Designated Series and the Policies and Procedures of the Designated Series as adopted by the Designated Series Board of Trustees.

c.	I have no knowledge of any compliance violations except as disclosed in writing to the Virtus Compliance Department by me or by the Subadviser’s compliance administrator.

d.	The Subadviser has complied with the rules and regulations of the 33 Act and 40 Act, and such other regulations as may apply to the extent those rules and regulations pertain to the responsibilities of the Subadviser with respect to the Designated Series as outlined above.

e.	Since the submission of our most recent certification there have not been any divestments of securities of issuers that conduct or have direct investments in business operations in Sudan.

This certification relates solely to the Designated Series named above and may not be relied upon by any other fund or entity.

The Subadviser does not maintain the official books and records of the above Designated Series. The Subadviser’s records are based on its own portfolio management system, a record-keeping system that is not intended to serve as the Designated Series official accounting system. The Subadviser is not responsible for the preparation of the Report.

[Name of Subadviser]	Date
[Name of Authorized Signer]
[Title of Authorized Signer]

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SCHEDULE F

DESIGNATED SERIES

[___________________]

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Exhibit B

SHARE OWNERSHIP INFORMATION

Security Benefit Life Insurance Company ("Security Benefit Life"), Lincoln National Life Insurance Company ("Lincoln Financial") and Jefferson National Life Insurance Co. ("Jefferson National"), provide variable insurance and annuity products, and are control persons of certain Series of the Trust.

Jefferson National (a Texas insurance company) is a wholly-owned subsidiary of Jefferson National Financial Corp. Security Benefit Life (a Kansas insurance company) is wholly-owned by Security Benefit Corporation ("Security Benefit"). Lincoln Life (an Indiana insurance company) is wholly-owned by Lincoln National Corporation ("Lincoln National"). The addresses of these control persons are listed in the table below.

The following table sets forth information for each class of shares of the Series as of the Record Date, with respect to each person who owns of record or is known by the Trust to own of record or beneficially own 5% or more of any class of the Series’ outstanding securities, as noted.

Name and Address	Name of Series/Class	Percentage of Class Outstanding
JEFFERSON NATIONAL LIFE INS CO C/O CARLA HIGGS 10350 ORMSBY PARK PL STE 600 LOUISVILLE KY 40223	VIRTUS EQUITY TREND SERIES-CLASS A	33.64%
THE LINCOLN NATIONAL LIFE INSURANCE COMPANY 1300 S CLINTON ST FORT WAYNE IN 46802-3506	VIRTUS EQUITY TREND SERIES-CLASS A	33.40%
SECURITY BENEFIT LIFE VARIABLE ANNUITY ACCOUNT XIV 5801 SW 6TH AVE TOPEKA KS 66636-1001	VIRTUS EQUITY TREND SERIES-CLASS A	29.72%
SYMETRA LIFE INSURANCE CO U/A DTD 07/15/2005 ATTN ELIZABETH DAVIS 777 108TH AVE NE STE 1200 BELLEVUE WA 98004-5135	VIRTUS EQUITY TREND SERIES-CLASS I	10.89%
VIRTUS PARTNERS INC ATTN DAVID G HANLEY 100 PEARL ST FL 8 HARTFORD CT 06103-4500	VIRTUS EQUITY TREND SERIES-CLASS I	89.07%

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